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                                   EXHIBIT 24
                            SPECIAL POWER OF ATTORNEY



THE STATE OF TEXAS         (S)
                                  (S)             KNOW ALL MEN BY THESE PRESENTS
COUNTY OF TARRANT          (S)

         THAT WE, the undersigned, of Tarrant County, Texas, have made, constituted, and appointed, and by these presents do make, constitute, and appoint DAVID H. DINGUS, DANA L. PERRY and SAM ROSEN, and each of them severally, our true and lawful attorneys and agents to execute in our name, place and stead (in such capacity) the Annual Report on Form 10-K of AZZ incorporated ("Form 10-K") for the fiscal year ended February 28, 2001, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of each of the undersigned, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS OUR HANDS this 27th day of March, 2001.
                                ----


                                           /s/ L.C. Martin
                                           -------------------------------
                                           L. C. MARTIN

                                           /s/ David H. Dingus
                                           -------------------------------
                                           DAVID H. DINGUS

                                           /s/ Daniel Berce
                                           -------------------------------
                                           DANIEL BERCE

                                           /s/ Martin C. Bowen
                                           -------------------------------
                                           MARTIN C. BOWEN

                                           /s/ Dr. H. Kirk Downey
                                           -------------------------------
                                           DR. H. KIRK DOWNEY

                                           /s/ Sam Rosen
                                           -------------------------------
                                           SAM ROSEN

                                           /s/ Kevern Joyce
                                           -------------------------------
                                           KEVERN R. JOYCE

                                           /s/ Dana L. Perry
                                           -------------------------------
                                           DANA L. PERRY

                                           /s/ R. J. Schumacher
                                           -------------------------------
                                           R. J. SCHUMACHER

                                           /s/ Daniel R. Feehan
                                           -------------------------------
                                           DANIEL R. FEEHAN






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